Investments in Associate	12 Months Ended
Dec. 31, 2017
Investments in Associate [abstract]
Investments in Associate

7. Investment in Associate

Medgold is a Canadian public company which trades on the TSX Venture Exchange under the ticker symbol MED and is quoted in Canadian dollars ("C$").  Medgold's principal business activity is the acquisition and exploration of resource properties in Serbia.

On February 7, 2017, the Company exercised its common share purchase warrants to purchase 10 million common shares of Medgold (note 6) which resulted in the Company increasing its interest to 24.0% As a result, the Company has significant influence over Medgold commencing on February 7, 2017, and accounts for its investment using the equity method. As at December 31, 2017, the Company owned a 22% interest in Medgold. The market value of the Company’s investment in Medgold as at December 31, 2017 was $3,200.

The Company is related to Medgold by virtue of a director in common.

Medgold shares and warrants presented as marketable securities, January 1, 2017	$1,579
Cash paid upon exercise of warrants	1,372
Fair value adjustments prior to February 7, 2017	(65)
Balance of Medgold investment at February 7, 2017	2,886
Share of Medgold's loss for the period February 7, 2017 to December 31, 2017	(192)
Balance at December 31, 2017	$2,694